Convertible Note Payable	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Convertible Note Payable

Note 5 – Convertible Note Payable

On June 2, 2016, the Company entered into convertible note payable agreement for $400,000 with an investor of which $200,000 was funded in June 2016 and $200,000 in July 2016.  The convertible note is unsecured, bears interest at 4%, and was due December 31, 2016.  The convertible note payable contains a provision that allows the note holder to convert the outstanding balance into shares of the Company's common stock at $0.75 per share.  The Company determined the convertible note payable did not contain a beneficial conversion feature as the conversion price was greater than Company's current stock price.  As of December 31, 2016, the entire convertible note of $400,000 was converted into 533,000 shares of the Company's common stock.